Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Lynda L. Glass
EVP/Secretary &
Chief Governance Officer
717.339.5085
lglass@acnb.com

ACNB CORPORATION RECOGNIZED AS

ONE OF THE FASTEST GROWING COMPANIES

IN CENTRAL PENNSYLVANIA

GETTYSBURG, PA, September 15, 2021 --- ACNB Corporation was recognized, with a ranking of #23, by the Central Penn Business Journal on its annual list of the Fastest Growing Companies in Central Pennsylvania for 2021. This is the fourth consecutive year ACNB Corporation has achieved this recognition, surpassing the #28 ranking in 2020.

“The 2021 Fastest Growing Companies demonstrate business success in Central Pennsylvania. They have shown revenue growth over the past three years, not an easy thing to do given the challenges of the pandemic,” said Suzanne Fischer-Huettner, Senior Group Publisher of the Central Penn Business Journal. “Congratulations to this year’s winners.”

James P. Helt, ACNB Corporation President & Chief Executive Officer, stated, “ACNB Corporation, the financial holding company for ACNB Bank and Russell Insurance Group, Inc., strives to serve the evolving financial and insurance needs of consumers, businesses and other entities throughout its geographic footprint. Central Pennsylvania is the place of our founding, which traces back to the crossroads of Gettysburg in 1857. So, this recognition is especially meaningful, as well as serves as a testament to the committed employees in our organization that serve our customers, shareholders and communities. These are also the persons that ensure the future of ACNB Corporation by building relationships and finding solutions every single day.”

ACNB Corporation

Press Release/2021 Fastest Growing Companies

September 15, 2021

“Specific to this Fastest Growing Companies recognition is revenue growth, which is directly attributable to ACNB Corporation’s community bank acquisitions in recent years in alignment with our plans for strategic inorganic growth in tandem with continued organic growth,” he added. “As in past years, ACNB Corporation is truly honored to be recognized for our achievements and excited for the positive momentum as we continue to execute our plans for the future.”

In order to be eligible for consideration in this ranking for 2021, companies were required to show revenue of at least $500,000 in each of the fiscal years ending 2018, 2019 and 2020, as well as revenue growth in 2020, as compared to 2018. Companies headquartered in Adams, Cumberland, Dauphin, Franklin, Lancaster, Lebanon, Perry or York County were eligible for nomination.

Baker Tilly, the presenting sponsor of the 2021 Fastest Growing Companies program, performed the calculations and then ranked the companies according to revenue growth over the three-year period. Both dollar and percentage increases were taken into consideration. This ranking formula resulted in the final list of 42 honorees recognized at a virtual celebration event on Thursday, September 9, 2021, when specific rankings were revealed.

ACNB Corporation, headquartered in Gettysburg, PA, is the $2.7 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, and Russell Insurance Group, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 20 community banking offices, located in the four southcentral Pennsylvania counties of Adams, Cumberland, Franklin and York, as well as loan offices in Lancaster and York, PA, and Hunt Valley, MD. As divisions of ACNB Bank operating in Maryland, FCB Bank and NWSB Bank serve the local marketplace with a network of five and six community banking offices located in Frederick County and Carroll County, MD, respectively. Russell Insurance Group, Inc., the Corporation’s insurance subsidiary, is a full-service agency with licenses in 44 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, Germantown and Jarrettsville, MD, and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit acnb.com.

ACNB Corporation

Press Release/2021 Fastest Growing Companies

September 15, 2021

Fastest Growing Companies is a program of the Central Penn Business Journal and is presented by Baker Tilly. The Awards Sponsor is Highmark. For more information about the awards and honorees, please visit www.cpbj.com/event/top-50-fastest-growing-companies.

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FORWARD-LOOKING STATEMENTS - In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: the effects of governmental and fiscal policies, as well as legislative and regulatory changes; the effects of new laws and regulations, specifically the impact of the Coronavirus Response and Relief Supplemental Appropriations Act, the Coronavirus Aid, Relief, and Economic Security Act, the Tax Cuts and Jobs Act, and the Dodd-Frank Wall Street Reform and Consumer Protection Act; impacts of the capital and liquidity requirements of the Basel III standards; the effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short- and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; the effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; the effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; the effects of technology changes; volatilities in the securities markets; the effect of general economic conditions and more specifically in the Corporation’s market areas; the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism; disruption of credit and equity markets; the ability to manage current levels of impaired assets; the loss of certain key officers; the ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC.

ACNB #2021-16

September 15, 2021